                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                FORM 8-K/A

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                              March 28, 1996





ORBIT INTERNATIONAL CORP.


(Exact name of registrant as specified in its charter)







Delaware
0-3936
11-1826363


(State or other
jurisdiction
incorporation)

(Commission
File Number)
(IRS Employer
Identification No.)





80 Cabot Court, Hauppauge, New York        11788


(Address of principal executive offices)   (Zip Code)





Registrant's telephone number, including area code (516) 435-
8300








(Former name or former address, if changed since last report)

     This Form 8-A/A is being filed to report the renegotiation of the terms of the purchase of The Panda Group, Inc., which includes the amendment of the promissory note issued in connection with the acquisition and the issuance of a warrant.

Item 2.   Acquisition or Disposition of Assets
     On July 12, 1993, Orbit International Corp. (the "Company") completed the acquisition of substantially all of the assets and the business as a going concern of The Panda Group, Inc. ("Panda"). The Company continues to operate the acquired business as the East/West Division of the Company.
      The following discussion is necessarily incomplete and selective, and is qualified in its entirety by reference to the exhibits attached hereto. Capitalized terms not otherwise defined have the meaning ascribed to them in the original Current Report on Form 8-K, dated July 12, 1993.
     On March 28, 1996, the Company entered into an agreement (the "Agreement") with Panda and the Shareholders in order to (a) reduce the purchase price for the assets acquired under the Asset Purchase Agreement and, in connection with such reduction, to amend the Note so as to reduce the $8,000,000 principal amount thereof, and to reflect certain other changes in the Note desired by the parties, (b) amend certain other arrangements pursuant to the Asset Purchase Agreement and documents executed in connection therewith and (c) set forth certain other understandings.
     The purchase price for the assets purchased pursuant the Asset Purchase Agreement was reduced from $15,000,000 to $8,850,000. The remaining $1,850,000 of the reduced purchase price due will be paid pursuant to an amended promissory note as follows: (i) $500,000 upon execution of the Agreement, (ii) $250,000 payable on July 1, 1996, (iii) $250,000 payable on January 1, 1997 and (iii) consecutive equal quarterly installments of $42,500 commencing on March 31, 2002 and thereafter on the last day of each June, September, December and March thereafter up to and including December 31, 2006.
     In addition, the Company agreed to issue to each of the Shareholders a 10-year warrant (collectively, the "Warrants") to purchase 125,000 shares of Common Stock of the Company. The Warrants are not exercisable until the second anniversary of the date of issuance and contain cashless exercise, antidilution and redemption provisions. The exercise price of the Warrants is $0.875.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
     (c)  Exhibits
          9. Form of Agreement among Kenneth Freedman, Frederick Meyers, The Panda Group, Inc. and Orbit International Corp. dated March 28, 1996; Form of Amended Promissory Note dated March 28, 1996; and Form of Warrant to purchase 125,000 share of Orbit International Corp. Common Stock
          10.  Press Release.
                                SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.


                                   Orbit International Corp.



                                   By: /s/ Mitchell Binder
                                        Mitchell Binder
                                        Vice President - Finance


Dated:  April 3, 1996
                               EXHIBIT INDEX

Exhibit Number                Description of Exhibit

     9* Form of Agreement among Kenneth Freedman, Frederick Meyers, The Panda Group, Inc. and Orbit
                              International Corp. dated March 28,
                              1996; Form of Amended Promissory
                              Note dated March 28, 1996; and Form
                              of Warrant to purchase 125,000
                              share of Orbit International Corp.
                              Common Stock

     10                       Press Release































_________________________

*    Incorporated by reference to Exhibit 10(g) to the Company's
     Annual Report on Form 10-K for the fiscal year ended December 31, 1995 filed with the Securities and Exchange Commission on
          April 1, 1996.
                                     EXHIBIT 10